UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2019

AmpliTech Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54355	27-4566352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Johnson Avenue

Bohemia, NY 11716

(Address of principal executive offices (zip code))

631-521-7831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition.

On September 12, 2019, Amplitech Group Inc. acquired the assets of Specialty Microwave Corporation (SMW), a privately held company based in Ronkonkoma, NY. The purchase included all inventory, orders, customers, fixed assets, and all intellectual property. The assets also included all eight team members of SMW. The total consideration paid was $1,143,633, consisting of $668,633 in cash and a $475,000 promissory note with an interest rate of 6%. The Company also entered into a five-year lease on the property located at 120 Raynor Avenue, Ronkonkoma, NY with an option to buy the property during the first two years of the lease for $1,200,000 and then at fair market value for the remainder of the lease term.

Specialty designs and manufactures passive microwave components and related subsystems that meet individual customer specifications. SMW has both domestic and international customers for use in satellite communication ground networks.

The Company is filing this Amendment to the Original Report on Form 8-K in order to provide the financial statements of Specialty Microwave Corp. and the proforma information required by Item 9.01 of Form 8-K with respect to the acquisition of Specialty Microwave Corporation.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of the business acquired.

The audited financial statements of as of and for the years ended November 30, 2018 and 2017 and related notes, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited financial statements as of and for the years ended August 31, 2019 and 2018 and related notes, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of June 30, 2019 and the audited proforma condensed combined statement of operations for the year ended December 31, 2018 and the six months ended June 30, 2019, showing the pro forma effects of the Company’s acquisition of SMW, and related notes, are filed as Exhibit 99.3 to the report and are incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Specialty Microwave Corp.as of and for the years ended November 30, 2018 and 2017.
99.2	Unaudited financial statements of Specialty Microwave Corp. as of and for the years ended August 31, 2019 and 2018.
99.3	Amplitech Group Inc. unaudited proforma condensed consolidated financial information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP, INC.

Dated: November 26, 2019	By:	/s/ Fawad Maqbool
Fawad Maqbool
President and Chief Executive Officer
(Principal Executive Officer)

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